                                POWER OF ATTORNEY

                                       FOR

                    LANDMARK APARTMENT TRUST OF AMERICA, INC.

                              SECTION 16(a) FILINGS

        Know all by these presents that the undersigned hereby constitutes and appoints each of B. Mechelle Lafon and Stanley J. Olander as the undersigned's true and lawful attorney-in-fact to:

        (1)     Prepare, execute in the undersigned's name and on the
                undersigned's behalf, and submit to the U.S. Securities and
                Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section
                16(a) of the Securities and Exchange Act of 1934, as amended, or any rule or regulations of the SEC;

        (2)     Execute for and on behalf of the undersigned, in the
                undersigned's capacity as an officer and/or director of Landmark
                Apartment Trust of America, Inc. (the "Company"), Forms 3, 4,
                and 5, and amendments thereto in accordance with Section 16(a)
                of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the
                Company;

        (3)     Do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form IDs and Form 3, 4, or 5, or other form or report, or amendment thereto and timely file such forms or reports with the SEC and any stock exchange or similar
                authority; and

        (4)     Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorney-in-fact may approve in such attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934, as amended.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transaction in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of June 2013.

                                        /s/ Karl Frey
                                        ----------------------------------------
                                        Name: Karl Frey